Exhibit 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in UBS AG’s Registration Statements on Form S-8 (File Nos. 333-57878, 333-50320, 333-49216, 333-49214, 333-49212 and 333-49210), Form F-1 (File Nos. 333-52832, 333-46216 and 333-46930) and Form F-3 (File Nos. 333-64844 and 333-62448), and in Corporate Asset Backed Corporation’s Registration Statement on Form S-3 (File No. 333-61522), of our report dated 11 February 2003, with respect to the consolidated financial statements of UBS AG incorporated by reference in this Annual Report (Form 20-F) for the year ended 31 December 2002.

Ernst & Young Ltd.

/s/ Roger Perkin Roger Perkin Chartered Accountant in charge of the audit	/s/ Peter Heckendorn Peter Heckendorn lic.oec in charge of the audit

Basel, Switzerland
14 March 2003